AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 14, 2002
                                                           REGISTRATION NO. 333-
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
                                 EXELIXIS, INC.
             (Exact name of registrant as specified in its charter)

                Delaware                       04-3257395
     (State or other jurisdiction of        (I.R.S.  Employer
     incorporation  or  organization)     Identification  Number)

                                 170 Harbor Way
                                  P.O. Box 511
                          South San Francisco, CA 94083
                                 (650) 837-7000
                    (Address of principal executive offices)

                           EXELIXIS, INC. 401(k) Plan
                            (Full title of the plan)

                                  Glen Y. Sato
                             Chief Financial Officer
                                 Exelixis, Inc.
                                 170 Harbor Way
                                  P.O. Box 511
                          South San Francisco, CA 94083
                                 (650) 837-7000
(Name, address, including zip code, and telephone number, including area code,of agent for service)

                                   Copies to:
                              ROBERT L. JONES, ESQ.
                               COOLEY GODWARD LLP
                              FIVE PALO ALTO SQUARE
                               3000 EL CAMINO REAL
                           PALO ALTO, CALIFORNIA 94306

                                            CALCULATION OF REGISTRATION FEE
=======================================================================================================================
                                                                                 PROPOSED MAXIMUM
TITLE OF CLASS OF SECURITIES      AMOUNT TO BE      PROPOSED MAXIMUM OFFERING    AGGREGATE OFFERING       AMOUNT OF
 TO BE REGISTERED                 REGISTERED(1)        PRICE PER SHARE (2)           PRICE (1)        REGISTRATION FEE
------------------------------  -----------------  ---------------------------  --------------------  -----------------
------------------------------  -----------------  ---------------------------  --------------------  -----------------
Common Stock (par value $.001)     250,000  shares  $                  11.225   $          2,806,250  $          258.18

=======================================================================================================================

(1) Pursuant to Rule 416(a), this Registration Statement shall also cover any additional shares of Registrant's common stock that become issuable under the 401(k) Plan by reason of any stock dividend, stock split, recapitalization or other similar transaction effected without receipt of consideration that increases the number of outstanding shares of Registrant's common stock.

(2) Estimated solely for the purpose of calculating the amount of the registration fee pursuant to Rule 457(h) under the Securities Act of 1933, as amended (the "Act"). The offering price per share and aggregate offering price are based upon the average of the high and low prices of the Registrant's common stock as reported on the Nasdaq National Market System on February 8, 2002 pursuant to Rule 457(c) under the Act.

                 INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

     The following documents filed by Exelixis, Inc. (the "Company") with the Securities and Exchange Commission (the "SEC") are incorporated by reference into this Registration Statement:

     (A) The Company's annual report on Form 10-K for the fiscal year ended December 31, 2000;

     (B) The Company's definitive proxy statement on Schedule 14A filed on April 6, 2001;

     (C) The Company's quarterly reports on Form 10-Q for the quarters ended March 31, June 30 and September 30, 2001;

     (D) The Company's current reports on Form 8-K filed on May 15, July 18, July 26, December 20, 2001 and January 11, 2002; and

     (E) The description of the Company's common stock which is contained in the Registration Statement on Form 8-A filed on April 6, 2000, under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), including any amendment or report filed for the purpose of updating such description.

     All reports and other documents subsequently filed by the Company pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference herein and to be a part of this Registration Statement from the date of the filing of such reports and documents.

                            DESCRIPTION OF SECURITIES

Not  applicable.


                     INTERESTS OF NAMED EXPERTS AND COUNSEL

     The legality of the common stock offered hereby will be passed upon for the Company by Cooley Godward LLP, Palo Alto, California.

                    INDEMNIFICATION OF DIRECTORS AND OFFICERS

     Under Section 145 of the Delaware General Corporation Law, the Company has broad powers to indemnify its directors and officers against liabilities they may incur in such capacities, including liabilities under the Securities Act. The Restated Bylaws of the Company require the Company to indemnify its directors and executive officers, and permit the Company to indemnify its other officers, employees and other agents, to the extent permitted by Delaware law. Under the Bylaws, indemnified parties are entitled to indemnification for negligence, gross negligence and otherwise to the fullest extent permitted by the Bylaws. The Bylaws also require the Company to advance litigation expenses in the case of stockholder derivative actions, or other actions, against an undertaking by the indemnified party to repay such advances if it is ultimately determined that the indemnified party is not entitled to indemnification.

     The Company has entered into indemnity agreements with each of its directors and executive officers. Such indemnity agreements contain provisions which are in some respects broader than the specific indemnification provisions contained in Delaware law. The Company also maintains an insurance policy for its directors and executive officers insuring against certain liabilities arising in their capacities as such.



                       EXEMPTION FROM REGISTRATION CLAIMED

Not  applicable.

                                    EXHIBITS
EXHIBIT
NUMBER

4.1*     Amended  and  Restated  Certificate  of  Incorporation  of the Company.

4.2*     Restated  Bylaws  of  the  Company.

5.1      Opinion  of  Cooley  Godward  LLP.

23.1     Consent  of  Independent  Accountants.

23.2 Consent of Cooley Godward LLP is contained in Exhibit 5.1 to this Registration Statement.

24.1 Power of Attorney is contained on the signature pages to this Registration Statement.

99.1     Exelixis,  Inc.  401(k)  Plan.

99.2     Exelixis,  Inc.  401(k)  Plan  Adoption  Agreement.


________________________
*Incorporated by reference to the Company's Registration Statement on Form S-1, as amended (File No. 333-96335), originally filed with the SEC on February 7, 2000.

                                  UNDERTAKINGS

1.     The  undersigned  registrant  hereby  undertakes:

     (a) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

          (i) To include any prospectus required by Section 10(a)(3) of the Securities Act;

          (ii) To reflect in the prospectus any facts or events arising after the effective date of this Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in this Registration Statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Securities and Exchange Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20% change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement;

          (iii) To include any material information with respect to the plan of distribution not previously disclosed in this Registration Statement or any material change to such information in this Registration Statement;

provided, however, that paragraphs (a)(i) and (a)(ii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the Registrant pursuant to
Section 13 or Section 15(d) of the Exchange Act that are incorporated by reference herein.

     (b) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (c) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

2. The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Exchange Act) that is incorporated by reference herein shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

3. Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration
Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of South San Francisco, State of California, on February 11, 2002.

                                                       EXELIXIS,  INC.


                                                       By: /s/ George A. Scangos
                                                       -------------------------
                                                        George A. Scangos, Ph.D.
                                                        President  and  Chief
                                                        Executive Officer


                                POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints George A. Scangos and Glen Y. Sato, and each or any one of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



SIGNATURE                        TITLE                               DATE
------------------------------   ----------------------------------  ------------------

/s/ George A. Scangos            President, Chief Executive          February 11, 2002
------------------------------   Officer and Director
  George A. Scangos, Ph.D.       (Principal Executive Officer)

/s/ Glen Y. Sato                 Chief Financial Officer             February 11, 2002
------------------------------   (Principal Financial and
  Glen Y. Sato                   Accounting Officer)

 /s/ Stelios Papadopoulos        Chairman of the Board of
-------------------------------  Directors                           February 11, 2002
  Stelios Papadopoulos, Ph.D.

------------------------------   Director
 Charles Cohen, Ph.D.

 ------------------------------  Director
  Jurgen Drews, M.D.

 /s/ Geoffrey Duyk               Director                            February 11, 2002
-------------------------------
  Geoffrey Duyk, M.D., Ph.D.

 /s/ Jason Fisherman             Director                            February  11, 2002
-------------------------------
  Jason S. Fisherman, M.D.

/s/ Jean-Francois Formela        Director                            February  11, 2002
-------------------------------
  Jean-Francois Formela, M.D.

/s/ Vincent T. Marchesi          Director                            February 11, 2002
-------------------------------
  Vincent T. Marchesi, Ph.D.

/s/ Peter Stadler                Director                            February 11, 2002
-------------------------------
  Peter Stadler, Ph.D.

 ------------------------------  Director
  Lance Willsey, M.D.

                                    EXHIBITS
EXHIBIT
NUMBER

4.1*     Amended  and  Restated  Certificate  of  Incorporation  of the Company.

4.2*     Restated  Bylaws  of  the  Company.

5.1      Opinion  of  Cooley  Godward  LLP.

23.1     Consent  of  Independent  Accountants.

23.2 Consent of Cooley Godward LLP is contained in Exhibit 5.1 to this Registration Statement.

24.1 Power of Attorney is contained on the signature pages to this Registration Statement.

99.1     Exelixis,  Inc.  401(k)  Plan.

99.2     Exelixis,  Inc.  401(k)  Plan  Adoption  Agreement.


________________________
*Incorporated by reference to the Company's Registration Statement on Form S-1, as amended (File No. 333-96335), originally filed with the SEC on February 7, 2000.